UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

Capital Senior Living Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 770-5600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Capital Senior Living Corporation (the “Company”) held on May 25, 2011, Proposals 1, 2, 3 and 4 were approved by the Company’s stockholders and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the proxy statement (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 22, 2011. At the Annual Meeting, the holders of 24,505,811 shares of the Company’s common stock, which represents approximately 89% of the shares of the Company’s common stock outstanding and entitled to vote as of the record date for the Annual Meeting of March 28, 2011, were represented in person or by proxy. The voting results of the Annual Meeting are set forth below.

Proposal 1 – Election of Directors – The Company’s stockholders elected Lawrence A. Cohen, Craig F. Hartberg and E. Rodney Hornbake to each serve as a director of the Company for three-year terms expiring in 2014. The voting results for each of these individuals were as follows:

		Votes
Director	Votes “FOR”	“WITHELD”	Broker Non-Votes
Lawrence A. Cohen	21,326,378	404,641	2,774,792
Craig F. Hartberg	19,999,705	1,731,314	2,774,792
E. Rodney Hornbake	21,328,778	402,241	2,774,792

Proposal 2 – Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors. The voting results were 24,467,638 shares “FOR,” 25,036 shares “AGAINST,” and 13,136 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (nonbinding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 21,488,978 shares “FOR,” 178,970 shares “AGAINST,” 63,071 abstentions, and 2,774,792 broker non-votes.

Proposal 4 – Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation – The Company’s stockholders voted, on an advisory (nonbinding) basis, for the option of every one year as the preferred frequency for advisory votes on the Company’s executive compensation. The voting results were as follows:

Frequency	Votes “FOR”
Every One Year	20,066,317
Every Two Years	41,861
Every Three Years	1,560,257

There were 62,584 abstentions and 2,774,792 broker non-votes with respect to Proposal 4.

Consistent with a majority of the votes cast with respect to Proposal 4, the Company’s Board of Directors has determined that the Company will hold a stockholder advisory vote on the compensation of the Company’s named executive officers once every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers as required pursuant to Section 14(A) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2011

Capital Senior Living Corporation

By: /s/ Ralph A. Beattie
Name: Ralph A. Beattie
Title: Executive Vice President and
Chief Financial Officer